UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2010

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the Broadway Bank, New Century Bank and other FDIC-assisted transactions we previously completed will not be realized, and the possibility that the amount of the gains, if any, we ultimately realize on these transactions will differ materially from any recorded preliminary gains; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations adopted thereunder, changes in federal and/or state tax laws or interpretations thereof by taxing authorities, changes in laws, rules or regulations applicable to companies that have participated in the TARP Capital Purchase Program of the U.S. Department of the Treasury and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors.

MB Financial, Inc. does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

2

Investor Presentation August 2010

1 When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the Broadway Bank, New Century Bank and other FDIC-assisted transactions we previously completed will not be realized, and the possibility that the amount of the gains, if any, we ultimately realize on these transactions will differ materially from any recorded preliminary gains; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Act and regulations adopted thereunder, changes in federal and/or state tax laws or interpretations thereof by taxing authorities, changes in laws, rules or regulations applicable to companies that have participated in the TARP Capital Purchase Program of the U.S. Department of the Treasury and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Forward Looking Statements

2 Company Highlights Premier middle-market franchise in Chicago MSA Chicago-based bank with a strong position in affluent DuPage and Cook counties. Strategically located to have access to ~80% of middle-market companies in the Chicago MSA. Well-positioned for opportunistic acquisitions in core geographies Consolidator of failed banks (e.g. Broadway Bank, New Century Bank, Benchmark Bank, Corus Bank, InBank and Heritage Community Bank). Track record of being disciplined acquirer and experienced integrator. Improved in core pre-tax, pre-provision earnings Core pre-tax, pre-provision earnings increased 61.3% to $48.4 million in 2010 Q2, compared to $30.0 million in 2009 Q2. Core pre-tax, pre-provision earnings increased $6.4 million or 15.2%, compared to 2010 Q1. Net interest income on a fully tax equivalent basis increased to $90.3 million in 2010 Q2, or by 45.9%, compared to $61.9 million for 2009 Q2. Net interest income on a fully tax equivalent basis increased $6.9 million or 8.3%, compared to 2010 Q1. Core other income increased 30.6% to $27.0 million in 2010 Q2, compared to $20.7 million for 2009 Q2. Core other income increased $3.9 million, or 16.9%, compared to 2010 Q1. Strong liquidity and capital position Tangible common equity to tangible assets ratio was 7.16% at June 30, 2010, compared to 5.65% at June 30, 2009. Ratio of core funding to total funding was 89% at June 30, 2010, compared to 80% at June 30, 2009. Ratio of CDs to total deposits was 41% at June 30, 2010, compared to 50% at June 30, 2009. Strong and experienced management team

3 Provides the majority of the funding for commercial lending business Provides 61% of deposits Provides 10% of loans Improved core funding to 89% of total funding from 80% a year ago Reduced reliance on CDs over last eighteen months from 57% of deposits to 41% of deposits Retail Banking Growing private bank that targets wealthy individuals (~$3.8bn AUM) Asset management and trust focus Brokerage services through branch network Wealth Management Largest, most developed business unit, drives company performance +13% CAGR in commercial loans since 2001 Lending and depository services to middle-market companies with revenues ranging from $5 to $100mm Over 100 calling officers with 20+ years average experience Treasury management products for companies of all sizes Commercial Banking Lines of business Chicago MSA – 89 branches Branches strategically located in Chicago MSA have access to ~80% of middle-market companies Source: Company management, SNL Financial Note: Business line financial data as of June 30, 2010 MB Financial is a leading commercial bank serving the Chicago market MB Financial Bank

4 Commercial Banking Source: Company filings +13% CAGR Total loans: $7.0bn 2010 Q2 yield on loans: 5.66% Overall loan composition Lease loans 14% Covered loans 12% Construction 7% Commercial real estate 34% Commercial loans 19% 1-4 Family and Home Equity 11% Other Consumer loans 3% $1.1 $1.2 $1.4 $1.7 $2.0 $2.7 $2.8 $3.1 $3.1 $2.9 $0.7 $0.8 $0.8 $0.9 $1.0 $1.4 $1.9 $2.2 $2.3 $2.3 $1.8 $2.0 $2.3 $2.7 $3.0 $4.1 $4.7 $5.3 $5.4 $5.2 $0 $1 $2 $3 $4 $5 $6 2001 2002 2003 2004 2005 2006 2007 2008 2009 Q2 2010 Billions C&I (incl. lease loans) CRE (incl. construction real estate)

5 Source: Company filings, press releases Asset Quality Statistics Consumer $21mm (6%) Construction $177mm (51%) Commercial Real Estate $102mm (30%) Commercial and Lease $44mm (13%) NPL composition (as of June 30, 2010) Asset quality ratios as of June 30, 2010 Non-performing loans to total loans 4.90% Non-performing assets to total assets 3.65% Allowance for loan losses to non-performing loans 56.89% Allowance for loan losses to non-performing loans including partial charge-offs taken 69.55%

6 Diversified Commercial Real Estate Portfolio Commercial real estate portfolio (as of June 30, 2010) Industrial 10% Office 8% Retail 17% Multifamily 21% Owner- occupied1 22% Healthcare 10% Church and schools 1% Other 7% Source: Company management ¹ Includes owner-occupied loans for all commercial real estate categories As of June 30, 2010 Total Loans ($mm) % of Total Loans Commercial real estate loans: Owner occupied1 $523 7% Multifamily 494 7% Retail 401 6% Industrial 343 5% Healthcare 231 3% Office 190 3% Other 176 2% Church and school 20 1% Total commercial real estate loans $2,378 34%

7 Deposits Source: Company filings 1As of and for the quarter ended June 30, 2010 47% 6% Total deposits: $8.4bn 2010 Q2 cost of total funds: 1.04% Overall deposit composition1 NOW and MMDA 33% Non-interest bearing 19% Savings 7% Brokered CDs 6% Time and public funds 35% 5% 47% 13% 19% 17% 13% 18% 16% 5% 44% 14% 20% 17% 7% 42% 14% 19% 17% 40% 16% 12% 16% 16% 10% 46% 8% 19% 17% 45% 9% 7% 23% 16% 13% 44% 6% 23% 15% 18% 32% 7% 6% 37% 6% 35% 7% 33% 19% $2.6 $2.8 $3.2 $3.7 $3.9 $5.6 $5.5 $6.5 $8.7 $8.4 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 2001 2002 2003 2004 2005 2006 2007 2008 2009 2Q 2010 Billions Brokered CDs Time and public funds Savings NOW and MMDA Non-interest bearing

8 Chicago MSA rankings Strong position in one of the nation’s leading MSAs Market share of top 3 banks in 10 largest U.S. MSAs Source: SNL Financial Note: Except for MBFI, data as of June 30, 2009, and reflects acquisitions post June 30, 2009 ¹ Total deposits as of June 30, 2010 Rank Institution Branches Total deposits in market ($mm) Total market share (%) 1 JPMorgan Chase 425 45,011 15.9 2 Bank of America 187 33,215 11.7 3 Harris (Bank of Montreal) 239 25,360 9.0 4 Northern Trust 16 13,256 4.7 5 PNC Financial Services 142 11,294 4.0 6 Citigroup 74 9,861 3.5 7 Wintrust Financial 80 9,354 3.3 8 Fifth Third 180 8,633 3.1 9 Pro Forma MB Financial¹ 89 8,397 3.0 10 PrivateBancorp 21 8,351 3.0 All other institutions 1,782 110,300 38.8 MSA Total 3,242 283,032 100.0 36.6% 40.1% 41.1% 46.6% 48.5% 49.8% 64.8% 67.0% 86.7% 94.4% 0% 20% 40% 60% 80% 100% Chicago Miami Philadelphia Los Angeles Boston New York Dallas San Francisco Las Vegas Charlotte `

9 71 of these banks are experiencing credit stress and have a Texas Ratio greater than 50% 65 of these banks have a non-performing assets to total assets ratio greater than 5% Source: SNL Financial, Company filings as of June 30, 2010 ¹ Texas Ratio = Non-performing assets divided by (total tangible equity plus loan loss reserve) 159 banks in Chicago MSA with assets greater than $100mm, as of June 30, 2010 Market dislocation may create in-market opportunities Number of local banks < 50% MB is here (35%) >= 50% & < 75% >= 75% & < 100% >= 100% Number of local banks < 5% >= 5% & < 10% >= 10% MB is here (3.65%) 55% 11% 10% 24% 59% 23% 18% Texas Ratio Frequency¹ NPAs / Assets Frequency 38 88 18 15 29 94 36

10 Skilled Acquirer Thirteen acquisitions over the last ten years Disciplined financial analyses focused on: Internal rates of return Returns on invested capital Long-term per share earnings accretion Long track record of successful and rapid employee, customer, and systems integrations Ability to manage multiple integrations simultaneously Branch network size and location makes acquired branch consolidations more likely resulting enhanced expense savings Separate dedicated asset management team for FDIC-assisted transactions Company culture suited for acquisitions

Track record of being a disciplined acquirer and experienced integrator

First Lincolnwood (Lincolnwood, IL)
- December 27, 2001
- $35mm all cash
- Acquired $227mm in assets and $183mm in deposits

LaSalle Systems Leasing, Inc.
- July 22, 2002
- $31mm cash, $5mm MBFI stock, $4mm in deferred payments

First SecurityFed Financial (Chicago, IL)
- January 9, 2004
- $67mm in stock; $73mm cash
- Acquired $501mm in assets and $314mm in deposits

Cedar Hill Associates, LLC (Chicago, IL)
- April 18, 2008
- Asset management firm with approximately $960mm in assets under management
- Acquired 80% interest

InBank (Oak Forest, IL)
- September 4, 2009
- FDIC-assisted transaction
- Acquired $101mm in loans (net of discount) and $122mm in core deposits

Benchmark Bank (Aurora, IL)
- December 4, 2009
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $104mm in loans (net of discount) and $95mm in core deposits

Broadway Bank (Chicago, IL)
- April 23, 2010
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $786mm in loans (net of discount) and $202mm in core deposits

2001 | 2002 | 2004 | 2006 | 2008 | 2009 | 2010

MidCity Financial (Chicago, IL)
- April 19, 2001
- $275mm all stock
- Merger of equals
- Combined assets and deposits of $3,465mm and $2,822mm, respectively

South Holland Bancorp (South Holland, IL)
- November 1, 2002
- $93mm all cash
- Acquired $532mm in assets and $454mm in deposits

First Oak Brook Bancshares (Oak Brook, IL)
- May 1, 2006
- $297mm in stock; $74mm cash
- Acquired $2,362mm in assets and $1,914mm in deposits

Heritage Community Bank (Glenwood, IL)
- February 27, 2009
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $158mm in loans (net of discount) and $209 in core deposits

Corus Bank (Chicago, IL)
- September 11, 2009
- FDIC-assisted transaction
- Acquired $6.5bn in deposits, of which MB Financial plans to retain $1.6bn - $2.0bn of core local deposits

New Century Bank (Chicago, IL)
- April 23, 2010
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $407mm in loans (net of discount) and $270mm in core deposits

Source: Company filings
Note: Transaction dates indicate announcement date

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mb

Broadway Bank Transaction 12 Source: Company financial information 1 Excludes CD Rateline deposits 2 Based on preliminary estimates Transaction overview Key transaction metrics On April 23, 2010, Broadway Bank, Chicago, Illinois, was closed; FDIC was appointed receiver MB Financial (MBFI) assumed all of the deposits2 of Broadway Bank at no premium and certain assets at a discount of 19.6% The FDIC will reimburse MBFI for 80% of charge-offs on assets subject to loss share of approximately $862mm 32% of local deposits are low cost (DDA, Savings, MMDA or NOW), with an average age of 8.5 years and weighted average cost of 0.39% 90-day option to assume leases Immediately accretive to MBFI Self capitalizing At announcement ($mm) Loans acquired 786 OREO acquired 76 Asset (discount) (19.6%) Total deposits assumed 258 Local deposits assumed1 202 Pre-tax gain2 51

New Century Bank Transaction 13 Source: Company financial information 1 Excludes QuickRate deposits 2 Based on preliminary estimates Transaction overview Key transaction metrics On April 23, 2010, New Century Bank, Chicago, Illinois, was closed; FDIC was appointed receiver MB Financial (MBFI) assumed all of the deposits of New Century Bank at no premium and certain assets at a discount of 9.1% The FDIC will reimburse MBFI for 80% of charge-offs on assets subject to loss share of approximately $425mm 34% of local deposits are low cost (DDA, Savings, MMDA or NOW), with an average age of 4 years and weighted average cost of 0.70% 90-day option to purchase the Bank’s owned premises and equipment or assume leases Immediately accretive to MBFI At announcement ($mm) Loans acquired 407 OREO acquired 18 Asset (discount) (9.1%) Total deposits assumed 426 Local deposits assumed1 270 Goodwill created2 2

14 Core Pre-Tax, Pre-Provision Earnings¹ ($mm) Net interest income ($mm) MB has achieved steady growth despite challenging market conditionswhile managing expenses Source: Company filings, SNL Financial Note: Chicago peers consist of banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust 1 Core pre-tax, pre-provision earnings = net income before taxes excluding loan loss provision, non-core revenue and non-core expense 2 YTD 2010 annualized 3 Net non-interest expense / average assets = (core non-interest expense – core non-interest income)/average assets 3.77% 3.65% 3.74% 3.64% 3.51% 3.46% 3.32% 3.14% 3.16% 2.81% 2.97% 3.06% 3.83% 3.38% 2004 - 2010: 13% CAGR 2004 - 2010: 15% CAGR Net non-interest expense / average assets3 (%) NIM $149 $169 $188 $212 $221 $251 $339 $117 $127 $190 $252 $277 $109 $95 2004 2005 2006 2007 2008 2009 2010² MBFI Chicago Peers Median $90 $97 $100 $109 $118 $119 $182 $62 $50 $44 $131 $130 $53 $45 2004 2005 2006 2007 2008 2009 2010² MBFI Chicago Peers Median 1.23% 1.30% 1.34% 1.45% 1.26% 1.34% 1.50% 1.54% 1.77% 1.57% 1.72% 2.03% 1.44% 1.55% 2004 2005 2006 2007 2008 2009 2010² MBFI Chicago Peers Median

15 1 Core pre-tax, pre-provision earnings = net income before taxes excluding loan loss provision, non-core revenue and non-core expense MB Financial’s Historical Core Pre-Tax, Pre-Provision Earnings1 $0 $10 $20 $30 $40 $50 $60 2008Q2 2008Q3 2008Q4 2009Q1 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 Millions 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% Annualized Percentage of Risk-Weighted Assets Dollars Percentage

16 MB Financial has maintained stronger capital levels than peers Source: Company filings, SNL Financial Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust TCE / TA (%) Tier I Ratio (%) Total Capital Ratio (%) TCE / RWA (%) 6.8 9.3 8.8 9.7 10.2 5.7 5.9 5.6 7.9 7.9 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 MBFI Chicago Peers Median 13.9 15.8 15.5 16.4 16.7 13.2 13.4 13.3 14.9 14.4 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 MBFI Chicago Peers Median 11.9 13.8 13.5 14.4 14.7 10.9 10.8 11.0 12.5 12.6 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 MBFI Chicago Peers Median

17 Source: Company filings, SNL Financial Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust ¹ Includes restructured loans and loans 90+ days past due and accruing NPAs¹ / Assets (%) Reserves/Loans (%) Reserves / NPLs¹ (%) Credit metrics comparable to local peers Reserves / Loans (%) Construction Loans / Loans (%) 80 66 65 55 57 45 46 57 63 58 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 MBFI Chicago Peers Median 2.86 2.91 2.71 2.77 2.79 2.39 2.53 2.71 2.71 2.70 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 MBFI Chicago Peers Median 11 11 9 9 7 15 13 12 10 8 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 MBFI Chicago Peers Median MBFI Chicago Peers Median 2009Q2 2.92 4.29 2009Q3 2.19 4.49 2009Q4 2.84 3.84 2010Q1 3.58 3.76 2010Q2 3.65 3.51

18 Summary Premier middle-market franchise in Chicago MSA Well-positioned for opportunistic acquisitions in core geographies Momentum building in core pre-tax, pre-provision earnings Sound credit and investment portfolio management Strong and experienced management team

19 Appendix

Non-GAAP Disclosure Reconciliations

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest margin on a fully tax equivalent basis; ratio of net non-interest expense to average assets and ratio of core pre-tax, pre-provision earnings, with net gains and losses on securities available for sale, net gains and losses on sale of assets, and acquisitions related gains excluded from the non-interest income components and the FDIC special assessment expense and impairment charges excluded from the non-interest expense components of these ratios; core revenue, with non-core revenue excluded from total revenue; ratios of tangible common equity to risk weighted assets and tangible common equity to assets. Our management uses these non-GAAP measures in its analysis of our performance. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income and net interest margin on a fully tax equivalent basis, and accordingly believes that providing these measures may be useful for peer comparison purposes. Management also believes that by excluding net gains and losses on securities available for sale from the non-interest income component and excluding the FDIC special assessment expense from other non-interest expense of the efficiency ratio and the ratio of annualized net non-interest expense to average assets, these ratios better reflect our core operating performance. The other measures exclude the ending balances of acquisition-related goodwill and other intangible assets, net of tax benefit, in determining tangible stockholders' equity. Management believes the presentation of these other financial measures excluding the impact of such items provides useful supplemental information that is helpful in understanding our financial results, as they provide a method to assess management's success in utilizing our tangible capital. These disclosures should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented:

	2004	2005	2006	2007	2008	2009	Six Months Ended June 30, 2010
Net interest margin	3.67%	3.62%	3.40%	3.20%	3.03%	2.85%	3.71%
Plus: Tax equivalent effect	0.10%	0.12%	0.11%	0.12%	0.13%	0.12%	0.12%
Net interest margin, fully tax equivalent	3.77%	3.74%	3.51%	3.32%	3.16%	2.97%	3.83%

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21 The following table presents a reconciliation of tangible common equity to common stockholders’ equity (in thousands): Non-GAAP Disclosure Reconciliations (continued) June 30, September 30, December 31, March 31, June 30, 2009 2009 2009 2010 2010 856,141 $ 1,078,496 $ 1,057,658 $ 1,098,813 $ 1,143,999 $ Less: goodwill 387,069 387,069 387,069 387,069 389,336 Less: other intangible, net of tax benefit 16,897 25,582 24,510 23,529 22,550 452,175 $ 665,845 $ 646,079 $ 688,215 $ 732,113 $ Common stockholders' equity - as reported Tangible common equity

Non-GAAP Disclosure Reconciliations (continued)

Annualized Net Non-interest Expense to Average Assets Calculation

	2004	2005	2006	2007	2008	2009	Six Months Ended June 30, 2010
Non-interest expense	$ 119,518	$ 131,155	$ 152,218	$ 191,506	$ 183,390	$ 223,750	$ 128,138
Adjustment for FDIC special assessment	-	-	-	-	-	3,850	-
Adjustment for FDIC impairment charges	-	-	-	-	-	4,000	-
Non-interest expense - as adjusted	119,518	131,155	152,218	191,506	183,390	215,900	128,138
Other income	63,287	57,822	64,376	83,528	80,393	127,154	106,965
Less net gains (losses) on securities available for sale	(399)	(2,077)	(445)	(3,744)	1,130	14,029	9,170
Less net gains (losses on sale of other assets	3,060	20	860	10,097	(1,104)	(13)	(88)
Less net gains (losses) on other real estate	111	268	231	140	455	(429)	(3,247)
Less acquisition related gains	-	-	-	-	-	28,547	50,986
Other income - as adjusted	60,515	59,611	63,730	77,035	79,912	85,020	50,144
Net non-interest expense	$ 59,003	$ 71,544	$ 88,488	$ 114,471	$ 103,478	$ 130,880	$ 77,994
Average assets	4,801,161	5,518,137	6,602,070	7,910,610	8,240,344	9,777,287	10,467,843
Annualized net non-interest expense to average assets	1.23%	1.30%	1.34%	1.45%	1.26%	1.34%	1.50%
Annualized net non-interest expense to average assets (without adjustments)	1.17%	1.33%	1.33%	1.36%	1.25%	0.99%	0.41%

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23 Non-GAAP Disclosure Reconciliations (continued) Core pre-tax, pre-provision earnings Three Months Ended June 30, September 30, December 31, March 31, June 30, 2009 2009 2009 2010 2010 Income (loss) before income taxes $2,706 $(12,324) $(13,944) $(1,576) $16,692 Provision for loan losses 27,100 45,000 70,000 47,200 85,000 Pre-tax, pre-provision earnings 29,806 32,676 56,056 45,624 101,692 Non-core other income Net gains on sale of investment securities 4,093 3 239 6,866 2,304 Net gain (loss) on sale of other assets (38) 12 12 11 (99) Net gain (loss) on other real estate owned (444) 25 (733) (3,299) 52 Acquisition related gains - 10,222 18,325 - 50,986 Total non-core other income 3,611 10,262 17,843 3,578 53,243 Non-core other expense FDIC special assessment 3,850 - - - - Impairment charges - 4,000 - - - Total non-core other expense 3,850 4,000 - - - Core pre-tax, pre-provision earnings $30,045 $26,414 $38,213 $42,046 $48,449 Risk-weighted assets 6,657,692 7,186,343 7,315,068 7,074,274 7,164,096 Annualized core pre-tax, pre-provision earnings to risk- weighted assets 1.81% 1.46% 2.07% 2.41% 2.71% Annualized pre-tax, pre-provision earnings to risk- weighted assets (without adjustments) 1.80% 1.80% 3.04% 2.62% 5.69%

Investor Presentation August 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 17th day of August, 2010.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York

Vice President and Chief Financial Officer

(Principal Financial and Principal Accounting Officer)

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